UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: March 3, 2008

BEAZER HOMES USA, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	001-12822	54-2086934
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1000 Abernathy Road, Suite 1200
Atlanta Georgia 30328
(Address of Principal
Executive Offices)

(770) 829-3700
(Registrant's telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.05    Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics

The Board of Directors of Beazer Homes USA, Inc. (the “Company”) has approved an amendment to the Company’s Code of Business Conduct and Ethics (the “Code”).  The amended Code became effective on March 3, 2008.  Among other things, the amendment:

•	provides additional clarity with respect to the obligations and responsibilities of the Company‘s employees under the Code and the process for reporting non-compliant activities; and

•
establishes additional obligations and responsibilities with respect to, among other things, document retention, discrimination, anti-trust competition, the protection of confidential information and customer privacy, and electronic communications and computer systems.

A copy of the Code, as amended, is attached hereto as Exhibit 14.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

14.1	Beazer Homes USA, Inc. Code of Business Conduct and Ethics.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEAZER HOMES USA, INC.

Date: March 3, 2008	By:	/s/Allan P. Merrill
Allan P. Merrill
Executive Vice President and
Chief Financial Officer